Exhibit 99.1
Corporate Overview Noble Financial Sixth Annual Equity Conference ONTRACK 2010 June 8, 2010

2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect management's current expectations and involve a number of risks and uncertainties. Actual results may differ materially from such statements due to a variety of factors that could adversely affect LaBarge, Inc.'s operating results. These risks and factors are set forth in documents LaBarge, Inc. files with the Securities and Exchange Commission, specifically in the Company's most recent Annual Report on Form 10-K, and other reports it files from time to time. These forward-looking statements speak only as of the date such statements were made, or as of the date of the report or document in which they are contained, and the Company undertakes no obligation to update such information. Forward-Looking Statements This presentation is dated June 8, 2010.

3 20%+ five-year CAGR for bookings, sales and earnings for fiscal years 2003 through 2008 Prolonged recession interrupted year-over-year growth performance in fiscal 2009 Returning to growth path in current fiscal year Broad-based strengthening across key market sectors Outstanding operational performance Continue to outperform our industry Recent Highlights

4 Recent Highlights (cont.) Business generates strong cash flow Investing in new manufacturing technologies and capabilities Debt reduction Pensar Electronic Solutions acquisition $45 million financed with senior debt Further diversified LaBarge's mix of business within commercial and industrial market sectors Excellent platform for long-term growth Strong pipeline of new opportunities

5 Electronics Manufacturing Services Our focused niche is a differentiator within the EMS industry Niche is defined by: High complexity High rate of change Low production volumes Trend toward outsourcing within this niche is in its early stages Full-year gross margins have ranged between 18.6% and 22.6% in the last five years

Competitive Advantage - Full-Service Provider Broad-based specialized capabilities Manufacturing capabilities are backed by value-added services, including engineering and design support, prototyping, program management and testing Printed circuit card assemblies Systems integration Interconnect systems Higher-level assemblies 6

Established Customer Relationships 7 of top 12 customer relationships span more than 10 years Natural Resources Defense Defense Natural Resources Industrial Defense Natural Resources Medical Defense Defense Defense and Aerospace Defense 7

Diverse Markets Defense, 50% Net Sales - $271.6 million (for 12 months ended March 28, 2010) Commercial Aerospace, 2% Other, 4% Defense, 44% Industrial, 21% Natural Resources, 16% Medical, 13% 8

High-Reliability in Demanding Environments Missile systems Radar systems Aircraft applications Shipboard systems Defense Glass container manufacturing systems Welding products Semiconductor capital equipment Industrial Medical Surgical systems Patient monitoring and therapy devices Respiratory care devices Biodecontamination Wind power generation Oilfield services equipment Mine automation Agricultural applications Natural Resources 9

U.S. Manufacturing Manufacturing facilities in six states 1,520 employees Headquartered in St. Louis, Mo. 10

Operational Initiatives Produce Improved Efficiencies Operational excellence Driving continuous improvement Lean manufacturing and Six Sigma Supply chain initiative Increased purchasing power Reduced costs Improved bidding performance Improved tools Production planning processes New Model Introduction processes 11

Internal growth - continuously develop existing operations Maintain strong pipeline of new business opportunities Expand and develop core competencies Continuous improvement Acquisitions - identify candidates that: Are compatible with our core electronics manufacturing business Bring new or expanded customer relationships and capabilities Are accretive to our EPS Growth Strategy 12

13 Outlook Returning to growth this fiscal year Strengthening order flow across several market sectors Broad range of opportunities through diverse market approach and blue-chip customer base Excellent financial health and growth prospects Expect FY11 full-year sales and earnings to reach new record levels

Cash Flow vs. Cap Ex ($ in millions) $35 $30 $25 $20 $15 $10 $5 $0 -$5 -$10 7/3/05 7/2/06 7/1/07 6/29/08 6/28/09 3/28/10 $13.3 $3.2 $(8.6) $4.0 $11.9 $5.2 $18.0 $4.8 $29.6 $10.8 $12.2 $3.6 Net Cash Provided by Operating Activities vs. Capital Expenditures 14

Total Debt to Equity Ratio/ EBITDA Interest Coverage 70% Total Debt to Equity Ratio 25 0 EBITDA Coverage of Interest Expense 64% 60% 20.96x 19 24x 20 0 25.0 52% 44% 50% 19.24x 16.20x 15 0 20.0 34% 35% 30% 40% 13.12x 10.87x 11.28x 10 0 15.0 17% 20% 5 0 10.0 10% 0 0 5.0 0% 7/3/05 7/2/06 7/1/07 6/29/08 6/28/09 3/28/10 0.0 FY05 FY06 FY07 FY08 FY09 TTM at 3/28/10 15

Bookings Bookings Last Five Years Bookings Last Five Quarters ($ in millions) ($ in millions) ( ) $257.5 $294.6 $300 $77.8 $88.6 $80 $90 $190.3 $209.0 $222.0 $233.2 $200 $250 $59.1 $66.9 $60 $70 $150 $47.2 $50 $100 $30 $40 $50 $10 $20 $0 FY05 FY06 FY07 FY08 FY09 FY10 9 Months $0 FY09 Q3 FY09 Q4 FY10 Q1 FY10 Q2 FY10 Q3 16

Backlog (in millions) $250 $183 9 $206.2 $221.3 $194.4 $200 $164.9 183.9 $168.0 $150 $100 $ 50 $- 7/3/05 7/2/06 7/1/07 6/29/08 6/28/09* 3/28/10 * Includes a reduction of $39.6 million related to the Eclipse Aviation bankruptcy. 17

Net Sales $279.5 $273 4 $300 (in millions) $235.2 273.4 $250 $182.3 $190.1 $206.9 $200 $150 $100 $0 $50 FY05 FY06 FY07 FY08 FY09 FY10 9 Months 18

Diluted Net Earnings Per Share $0.92 $0.90 $1.00 $0.68 $0.71 $0 70 $0.80 $0.60 $0.64 $0.63 $0.60 0.70 $0.40 $0.50 $0.20 $0.30 $- $0.10 FY05 FY06 FY07 FY08 FY09* FY10 9 Months * Includes a one-time after-tax net charge of $0.23 per diluted share related to the Eclipse bankruptcy. 19

Gross Margin 22.6% 21 6% 25.0% 21.6% 19.5% 19.7% 18.6% 20.0% 20.0% 15.0% 10.0% 5.0% 0.0% FY05 FY06 FY07 FY08 FY09* FY10 * Excluding the impact of the Eclipse-related charge, fiscal 2009 gross margin was 20.1%. 05 06 0 08 09 0 9 Months 20

Quarterly Performance FY09 Q3 FY09 Q4 FY10 Q1 FY10 Q2 FY10 Q3 Net sales $72,216 $64,753 $63,155 $69,000 $74,735 Gross margin 20.3% 17.9% 19.4% 19.9% 20.6% Diluted net EPS $0.24 $0.16 $0.19 $0.18 $0.26 EBITDA coverage of interest expense 17.54x 13.72x 12.51x 16.88x 23.17x Backlog $185,602 $168,008 $171,712 $180,528 $190,350 ($ in thousands, except per-share amounts) 21

LaBarge inc

Supplemental Information

Reconciliation of EBITDA to Net Earnings

	FY05	FY06	FY07	FY08	FY09	FY09 Q3	FY09 Q4	FY10 Q1	FY10 Q2	FY10 Q3	TTM at 3/28/10
Net sales	$ 182,294	$ 190,089	$ 235,203	$ 279,485	$ 273,368	$ 72,216	$ 64,753	$ 63,115	$ 69,000	$ 74,735	$ 271,603
Net earnings	$ 10,870	$ 9,708	$ 11,343	$ 14,827	$ 10,338	$ 3,812	$ 2,608	$ 3,103	$ 2,837	$ 4,128	$ 12,676
PLUS:											
Interest expense	$ 1,747	$ 2,083	$ 2,241	$ 1,459	$ 1,294	$ 508	$ 483	$ 508	$ 421	$ 400	$ 1,812
Income tax expense	$ 5,995	$ 6,256	$ 6,656	$ 9,011	$ 6,329	$ 2,506	$ 1,457	$ 505	$ 1,569	$ 2,516	$ 6,047
Depreciation and amortization	$ 4,302	$ 4,588	$ 5,030	$ 5,290	$ 6,930	$ 2,086	$ 2,079	$ 2,238	$ 2,278	$ 2,223	$ 8,818
EBITDA	$ 22,914	$ 22,635	$ 25,270	$ 30,587	$ 24,891	$ 8,912	$ 6,627	$ 6,354	$ 7,105	$ 9,267	$ 29,353
EBITDA	$ 22,914	$ 22,635	$ 25,270	$ 30,587	$ 24,891	$ 8,912	$ 6,627	$ 6,354	$ 7,105	$ 9,267	$ 29,353
Interest expense	$ 1,747	$ 2,083	$ 2,241	$ 1,459	$ 1,294	$ 508	$ 483	$ 508	$ 421	$ 400	$ 1,812
EBITDA Coverage of Interest Expense	13.12	10.87	11.28	20.96	19.24	17.54	13.72	12.51	16.88	23.17	16.20
(EBITDA divided by interest expense)											

The Company calculates Earnings before Interest, Income Taxes, Depreciation and Amortization ("EBITDA") as net earnings (loss) before interest expense, income tax expense (benefit) and depreciation, and amortization expense. EBITDA is also before the cumulative effect of a change in accounting principle, if applicable.

EBITDA is not a measure of financial performance under GAAP. Accordingly, it should not be considered as a substitute for net earnings (loss), operating earnings (loss), cash flow provided by operating activities or other income or cash flow data prepared in accordance with GAAP. However, the Company's management believes that EBITDA may provide additional information with respect to the Company's performance or ability to meet its future debt service, capital expenditures and working capital requirements. Because EBITDA excludes some, but not all, items that affect net earnings and may vary among companies, the EBITDA presented LaBarge, Inc may not be comparable to similarly titled measures of other companies.

The Company calculates Earnings before Interest, Income Taxes, Depreciation and Amortization ("EBITDA") as net earnings (loss) before interest expense, income tax expense (benefit) and depreciation, and amortization expense. EBITDA is also before the cumulative effect of a change in accounting principle, if applicable.

The Company calculates EBITDA coverage of interest expense as interest expense divided by EBITDA.

This ratio is not a measure of financial performance under GAAP. Accordingly, it should not be considered as a substitute for net earnings (loss), operating earnings (loss), cash flow provided by operating activities or other income or cash flow data prepared in accordance with GAAP. However, the Company's management believes that EBITDA coverage of interest expense may provide additional information with respect to the Company's performance or ability to meet its future interest rate payment requirements. Because EBITDA coverage of interest expense excludes some, but not all, items that affect net earnings and may vary among companies, the ratio presented LaBarge, Inc may not be comparable to similarly titled measures of other companies.

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Supplemental Information Recap of Total Debt to Equity Ratio 7/3/2005 7/2/2006 7/1/2007 6/29/2008 6/28/2009 3/28/2010 Short-term borrowings $ 1,650 $ 19,475 $ 14,825 $ 10,500 $ - $ - Current maturities of long-term debt $ 4,661 $ 5,791 $ 6,300 $ 4,682 $ 6,162 $ 11,603 Long-term debt $ 21,605 $ 16,402 $ 5,131 $ 447 $ 39,326 $ 27,765 Total Debt $ 27,916 $ 41,668 $ 26,256 $ 15,629 $ 45,488 $ 39,368 Stockholders' Equity $ 53,830 $ 64,834 $ 76,410 $ 91,469 $ 103,151 $ 111,593 Total Debt to Equity Ratio 52% 64% 34% 17% 44% 35% (Total debt divided by stockholders' equity) 23

Supplemental Information Unaudited Reconciliation of GAAP Results to Non-GAAP Measures Unaudited Reconciliation of GAAP Results to Non-GAAP Measures Three Months Ended December 28, 2008 (amounts in thousands, except per-share amounts) Non-GAAP Pre-Charge Operating Results Adjustments for Eclipse Charge Post-Charge GAAP Results Net sales $ 68,207 $ - $ 68,207 Costs and expenses: Cost of sales $ 53,729 $ 4,226 (1) $ 57,955 Selling and administrative expense $ 7,759 $ 1,883 (2) $ 9,642 Interest expense $ 145 $ - $ 145 Other expense, net $ 6 $ - $ 6 Earnings before income taxes $ 6,568 $ 6,109 $ 459 Income tax expense $ 2,580 $ 2,370 $ 210 Net earnings $ 3,988 $ 3,739 $ 249 Diluted net earnings per share $ 0.25 $ 0.23 $ 0.02 Write-down of Eclipse inventory. Write-off of Eclipse accounts receivable ($3,676) and reduction of accrued incentive compensation ($1,739) 24

Contact Information Colleen Clements Director, Corporate Communications and Investor Relations LaBarge, Inc. 314-812-9409 colleen.clements@labarge.com 25